SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by Registrant /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
     /X/  Preliminary proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     / /  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          WINCO PETROLEUM CORPORATION
                -----------------------------------------------
               (Name of Registrant as Specified In Its Charter)

              ---------------------------------------------------
            (Name of Person(s) filing Proxy Statement, if other
                            than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
     / /  $500 per each party to the controversy pursuant to Exchange Act
          Rue 14a-6(i)(3).
     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
          1)   Title of each class of securities to which transaction
               applies:
               ------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:
               ------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:
               ------------------------------------------------
          5)   Total fee paid:
               ------------------------------------------------
     / /  Fee paid previously with preliminary materials.
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1)   Amount Previously Paid:
               ------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:
               ------------------------------------------------
          3)   Filing Party:
               ------------------------------------------------
          4)   Date Filed:
               ------------------------------------------------

_________________________________________________________________________

                         WINCO PETROLEUM CORPORATION
                         1645 Court Place, Suite 312
                           Denver, Colorado  80202
                               (303) 623-9095

                      --------------------------------

                               PROXY STATEMENT

                      --------------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held September 16, 1996

TO THE SHAREHOLDERS OF WINCO PETROLEUM CORPORATION

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Winco Petroleum Corporation, a Colorado corporation (the "Company") will be held at the Company's offices at 1645 Court Place, Suite 312 on September 16, 1996, at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. To consider and act upon a proposal to amend the Articles of Incorporation to increase the Company's authorized Common Stock from 50,000,000 shares, no par value to 500,000,000 shares, no par value.

     2.   To elect four (4) Directors of the Company;

     3. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting no par value common stock of the Company of record at the close of business on August 5, 1996 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

A copy of the Company's Annual Report on Form 10-K for the year ended September 30, 1995 accompanies this Notice of Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.
                                   DANIEL L. DALKE
                                   SECRETARY
Denver, Colorado
August 16, 1996

_________________________________________________________________________

                         Winco Petroleum Corporation
                         1645 Court Place, Suite 312
                           Denver, Colorado  80202
                               (303) 623-9095
                      ---------------------------------

                               PROXY STATEMENT
                      ---------------------------------

                       ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD SEPTEMBER 16, 1996


                             GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Winco Petroleum Corporation, a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's offices, 1645 Court Place, Suite 312, Denver, Colorado on the 16th day of September, 1996, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about August 16, 1996.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mail; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

Shares will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

The Company's Annual Report to Shareholders for the fiscal year ended September 30, 1995 is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.


                     SHARES OUTSTANDING AND VOTING RIGHTS

All voting rights are vested exclusively in the holders of the Company's no par value voting Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on August 5, 1996 are entitled

                                       1
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


 to notice of and to vote at the Meeting or any adjournment thereof. On August 5, 1996 the Company had 40,852,576 shares of its no par value voting Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding.

A majority of the Company's outstanding voting Common Stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to elect the Directors. Cumulative voting in the election of Directors is not permitted. The affirmative vote of a majority of the Company's outstanding voting Common Stock is necessary to amend the Articles of Incorporation.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                               AND OF MANAGEMENT

The following table presents information with respect to shares of the Company's Common Stock beneficially owned by the Company's Directors and Officers and by all Directors and Officers of the Company as a group, and by all other persons known by management to own beneficially five percent (5%) or more of the Company's Common Stock as of August 5, 1996. As defined in Rule 13d(d)(1) under the Securities Exchange Act of 1934, beneficial ownership includes shares issued and outstanding, convertible preferred stock and all options and warrants to acquire Common Stock.





                                       2
_________________________________________________________________________


                                       Amount and            Percent of
Name and Address                  Nature of Beneficial       Class Owned
of Beneficial Owner                   Ownership (1)         Beneficially
- --------------------                -------------------     ------------

L. W. Winkler                          7,049,300               17.25%
1645 Court Place, Suite 312
Denver, CO  80202

G. Allan Nelson                            8,300                 .04%
1645 Court Place, Suite 312
Denver, CO  80202

American Warrior, Inc.                16,949,947               41.52%
P.O. Box 399
Garden City, KS  67846

Cecil O'Brate                         16,949,947 (2)           41.52%
P.O. Box 399
Garden City, KS  67846

Daniel Lee Dalke                               0                0.00%
P.O. Box 399
Garden City, KS  67846

All Directors and                     24,007,547 (3)           58.77%
Officers as a Group
(4 Persons)

- ---------------------------------
(1) All shares are owned of record and beneficially except as otherwise indicated.
(2) Cecil O'Brate is the President, a director and the majority shareholder of American Warrior, Inc. and therefore may be deemed to be the beneficial owner of the shares owned by American Warrior, Inc.
(3) Includes 16,949,947 shares owned by American Warrior, Inc., as to which Cecil O'Brate, a Director and Officer of the Company, may be deemed to have beneficial ownership by virtue of being a Director and Officer of American Warrior, Inc.


                    AMENDMENT TO ARTICLES OF INCORPORATION
                      TO INCREASE THE NUMBER OF SHARES OF
                          THE COMPANY'S COMMON STOCK

The Board has adopted resolutions proposing an Amendment to the Company's current Articles of Incorporation. The Amendment would increase the Common Stock of the Company from 50,000,000 to 500,000,000 shares. Under the current Articles of Incorporation, the Board of Directors possesses the maximum authority permitted under Colorado law to determine the relative rights and preferences of the Common Stock. The proposed Amendment in no way alters or reclassifies the issued and outstanding shares of Common Stock of the Company.

Although the Company has no present intention of issuing any of the additional shares as of the date of this Proxy Statement, the Board believes that it is desirable to have the additional shares available for possible future financing


                                       3
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

 or acquisition transactions and/or future timely private or public equity or convertible debt offering and other general corporate purposes. The Board of Directors believes that the availability of such shares of issuance in the future, will give the Company greater flexibility and permit such shares to be issued without the expense of holding a shareholder meeting.

The issuance of additional shares of Common Stock by the Company could potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or the removal of management. The increase in authorized shares of Common Stock has not been proposed for an anti-takeover-related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

On July 3, 1996, the Board of Directors approved the amendment and recommended that the shareholders approve the proposal. If the proposal is accepted, it is anticipated that the amendment will be filed with the Secretary for the State of Colorado and become effective immediately following the Annual Meeting.

The Board of Directors of the Company unanimously recommends a vote FOR the proposal to increase the Authorized Common Stock of the Company. Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding.

 It is therefore proposed that the Company's Articles of Incorporation be amended to add Article IV to read as follows:

                                  ARTICLE IV

That Article IV of the Articles of Incorporation of the Corporation be amended as follows:

            The number of shares of Common Stock, no par value, which the Corporation shall have authority to issue shall be increased from Fifty Million (50,000,000) shares to Five Hundred Million (500,000,000) shares. All other provisions of Article IV of the Certificate of Incorporation of the Corporation shall also remain unchanged.

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote is required to authorize the proposed amendment.

The Board of Directors recommends approval of this proposed amendment.


                             ELECTION OF DIRECTORS

The Bylaws presently provide for a Board of Directors of not less than three
(3) members. The current number of Directors of the Company has been fixed at four (4) by the Company's Board of Directors pursuant to the Company's Bylaws which provide that the Board of Directors may increase (or decrease) the number of Directors by resolution of the Board.

The Company's Board of Directors recommends the election of the four (4) nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal.


                                       4
_________________________________________________________________________

The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the four (4) nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee and nominees, if any, as shall be designated by the Board of Directors.

NOMINEES

The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, the period during which he has served as such, and the class and term for which he has been nominated:

                                                               Year
Name                           Age           Position     First Director
- ----                           ---           --------     --------------

L. W. Winkler                   76           Director          1979

G. Allan Nelson                 73           Director          1989

Cecil O'Brate                   67           Director          1996

Daniel Dalke                    45           Director          1996


BUSINESS EXPERIENCE OF DIRECTORS

L. W. WINKLER
       DIRECTOR, AND VICE PRESIDENT
Mr. Winkler has been a Director of the Company since 1979 and was the Pres-ident, Treasurer and Chief Executive Officer of the Company from June 21, 1979 to July 3, 1996. For the past five years, Mr. Winkler has been an independent oil producer.

G. ALLAN NELSON
       DIRECTOR
Mr. Nelson has been a member of the Board of Directors since 1989 and was the Secretary of the Company from April 7, 1989 to July 3, 1996. Mr. Nelson holds a degree in geology from the University of Texas. He has been a member of the American Association of Petroleum Geologists since 1948, and an active member since 1954. Mr. Nelson is also an active member of the Rocky Mountain Association of Geologists, the Wyoming Geological Association, and the East Anschutz Ranch Field Unit Arbitration Panel. Mr. Nelson is an independent consulting geologist.

CECIL O'BRATE
       DIRECTOR AND PRESIDENT
Mr. O'Brate became a Director of the Company and President on July 3, 1996. Mr. O'Brate has been Chairman of the Board and President of American Warrior, Inc., a Kansas corporation involved in oil and gas development, since 1984. He has also been Chairman of the Board and President of Mid-Continent Resources, Inc., a Kansas corporation involved in oil and gas development, since 1984. Mr. O'Brate has also been Chairman of the Board and President of Palmer Mfg. & Tank, Inc., a Kansas corporation manufacturing storage vessels for various industries, since 1966. Mr. O'Brate also holds investments in other closely-held corporations involved in banking, farming and implement dealerships.

                                       5
_________________________________________________________________________

DANIEL L. DALKE
       DIRECTOR, TREASURER AND SECRETARY
Mr. Dalke became a Director of the Company and Secretary-Treasurer on July 3, 1996. He has been Assistant Secretary-Treasurer and Controller of American Warrior, Inc., Mid-Continent Resources, Inc. and Palmer Mfg. & Tank, Inc. since 1984. Mr. Dalke holds a degree in accounting from Wichita State University and is a Certified Public Accountant.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors does not presently have an Audit Committee or a Compensation Committee.

During fiscal year ended September 30, 1995, there were no regular meetings of the Board of Directors of the Company.

COMPLIANCE WITH SECTION 16(A) OF SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, during the fiscal year ended September 30, 1995, the Company's Officers and Directors complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors and their written representations that such reports accurately reflect all reportable transactions.

FAMILY RELATIONSHIPS

There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

                            EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued by the Company rendered during the fiscal years 1993, 1994 and 1995 by its Chief Executive Officer. No other executive officers received a salary and other compensation which exceeded $100,000.



                                       6
_________________________________________________________________________




- -------------------------------------------------------------------------------
                          SUMMARY COMPENSATION TABLE
- -------------------------------------------------------------------------------

                                             LONG TERM COMPENSATION
                                            ---------------------------

                                                AWARDS       PAY-
                    ANNUAL COMPENSATION                      OUTS
- -------------------------------------------------------------------------------

                                      Other                             All
    Name                              Annual Restricted         LTIP    Other
    and                               Compen-  Stock  Options/  Pay-   Compen-
  Principal            Salary  Bonus  sation   Awards   SARs    outs   sation
  Position     Year(1)   ($)    ($)    ($)      ($)     (#)     ($)     ($)

- -------------------------------------------------------------------------------
L. W. Winkler   1995  $ 31,059   $0    $   0    N/A     0       N/A    $    0
 President and  1994  $ 31,155   $0    $   0    N/A     0       N/A    $    0
 Chief Exec-
 utive Officer  1993  $ 32,429   $0    $   0    N/A     0       N/A    $    0



(1)    The Company's fiscal year ends September 30.


OPTION/WARRANTS GRANTS IN 1996

There were no options to purchase shares of Common Stock granted to the Executive Officers of the Company listed in the Executive Compensation Table during the Company's last fiscal year.

AGGREGATE OPTIONS EXERCISED IN 1995 AND OPTION VALUES AT SEPTEMBER 30, 1995

No options are held by the Executive Officers of the Company.


                           COMPENSATION OF DIRECTORS

STANDARD ARRANGEMENTS

All Directors are reimbursed for reasonable out-of-pocket expenses incurred related to Board duties assigned and in connection with attending Board and Shareholders' meetings.

OTHER ARRANGEMENTS

There are no other arrangements pursuant to which the Company's Directors receive compensation from the Company for services as Directors.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT

There is no compensatory plan or arrangement with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.


                                       7
_________________________________________________________________________

TRANSACTIONS WITH MANAGEMENT

On July 3, 1996, the Company issued 16,959,947 shares of the Company's Common Stock to American Warrior, Inc. in consideration for the transfer and assignment of working interests in four oil and gas producing properties in Kansas and Wyoming to the Company.


                                OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgement of the persons voting them.

                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at the Company's 1997 annual meeting must be received at the offices of the Company, 1645 Court Place, Suite 312, Denver, Colorado 80202, no later than December 1, 1996.

                                 DANIEL L. DALKE
                                 SECRETARY

Denver, Colorado
August     , 1996


_________________________________________________________________________

PROXY                                                                  PROXY

                          WINCO PETROLEUM CORPORATION
                      SOLICITED BY THE BOARD OF DIRECTORS
   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD SEPTEMBER 16, 1996

The undersigned hereby constitutes and appoints Mr. Cecil O'Brate and Mr. L.
W. Winkler, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the no par value Common Stock of Winco Petroleum Corporation, a Colorado corporation at the Annual Meeting of Shareholders to be held at 1645 Court Place, Suite 312, Denver, Colorado at 10:00 a.m. Mountain Daylight Time, on September 16, 1996, and any and all adjournments thereof, for the following purposes:

 1. To amend the Articles of Incorporation to increase the Company's authorized Common Stock from 50,000,000 shares, no par value to 500,000,000 shares, no par value.

     / /  FOR                 / /   AGAINST           / /   ABSTAIN

2.   The election of four (4) Directors of the Company:

     / /   FOR all nominees listed below (except as marked to the contrary):

     / /   WITHHOLD AUTHORITY to vote for all the nominees listed below:

                       L. W. Winkler
                       G. Allan Nelson
                       Cecil O'Brate
                       Daniel L. Dalke


   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, cross out that nominee's name above.)

3. To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

The undersigned hereby revokes any proxies as to said shares and heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.



                                       9
________________________________________________________________________

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                            The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders furnished therewith.

                            Dated: _______________________________, 1996


                            --------------------------------------------


                            --------------------------------------------
                                     Signature(s) of Shareholder(s)

                            Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WINCO PETROLEUM CORPORATION. PLEASE SIGN AND RETURN THIS PROXY TO WINCO PETROLEUM CORPORATION, 1645 COURT PLACE, SUITE 312, DENVER, COLORADO 80202. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.